UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2023

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2023, Real Good Foods, LLC, a wholly owned subsidiary of The Real Good Food Company, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its amended and restated Loan and Security Agreement with PMC Financial Services Group, LLC (“PMC”), dated June 30, 2016 (the “Existing Credit Facility”).

The Amendment amended the Existing Credit Facility to allow for the following:

•

A $45.0 million second lien loan agreement with PMC maturing on December 31, 2025, with 9% payable in kind (“PIK”) interest and a cash interest rate fixed at 9%. The Company has the option to make PIK interest payments monthly or have the amounts added to the outstanding principal balance. All other interest (non-PIK) is to be paid month following the date of this amendment.

•

For PMC to receive a warrant exercisable into the Company’s common A shares at an amount equal to 5% of the Company’s total outstanding equity, on a fully diluted basis, on the date the warrant become exercisable (December 31, 2025), for an exercise price of $0.01 per share. These warrants are exercisable at any time after December 31, 2025, and expire in November 2033.

•

$20.0 million of the proceeds received from the new $45.0 million loan to replace the entirety of the $20.0 million existing term loan, with the balance of $25.0 million reducing the outstanding balance on the Revolving Credit Facility at the date of the agreement.

•	Total borrowing under the revolving credit facility decreased from $80 million to $70 million. Apart from the foregoing, no other terms related to the revolving credit facility were changed.

•	Commencement of principle payments on the equipment loan to be extended to May 31, 2024.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. Additionally, a copy of the press release announcing the amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Number Twenty-Six to Loan and Security Agreement, dated as of November 20, 2023, by and between Real Good Foods, LLC, and PMC Financial Services Group, LLC.

99.1	Press release, dated November 21, 2023.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: November 22, 2023	By:	/s/ Gerard G. Law
Gerard G. Law
Chief Executive Officer